EXHIBIT 32.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 200

2
In connection with the Annual Report on Form 10-KSB of RTG Ventures, Inc. (the "Company") for the annual period ended August 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Barrington Fludgate, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of Section 13 (a) of 15 (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 15, 2007                             /s/ Barrington Fludgate
                                               ---------------------------------
                                               Barrington Fludgate, Chief
                                               Financial Officer (Principal
                                               Accounting Officer)